UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

One Research Court, Suite 450

Rockville, Maryland 20850

(Address Of Principal Executive Offices) (Zip Code)

240-430-4212

Registrant’s telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement Definitive Agreement

On March 7, 2023, Shuttle Pharmaceuticals Inc. (“Shuttle Pharma”), a Maryland corporation and the wholly-owned subsidiary of Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), entered into a proposal for service agreement (the “Service Agreement”) with University of Iowa Pharmaceuticals (the “UI Pharmaceuticals”) for formulation development and clinical batch manufacture of drug capsules of Ropidoxuridine. Under the Service Agreement, UI Pharmaceuticals will provide certain services, including formulation development and analytical laboratories services to Shuttle Pharma for a total estimated cost of $619,294. The Service Agreement has a term from March 6, 2023 to June 4, 2023.

The foregoing summary of the Service Agreement is qualified in its entirety by reference to the Service Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

On March 9, 2023, the Company issued a press release announcing that Shuttle Pharma entered into the Service Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Proposal for Service Agreement, dated March 7, 2023, between Shuttle Pharmaceuticals, Inc. and University of Iowa Pharmaceuticals.*
99.1	Press Release of Shuttle Pharmaceuticals Holding, Inc. dated March 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain portions of this exhibit have been redacted due to the confidential, private and proprietary nature of such information; further such redacted information has been deemed not material to understanding the underlying rights and oblations of the agreement. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2023

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Anatoly Dritschilo
Name:	Anatoly Dritschilo
Title:	Chief Executive Officer

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